WILSHIRE MUTUAL FUNDS, INC.
                                 (THE "COMPANY")

           SUPPLEMENT DATED OCTOBER 30, 2007 TO THE PROSPECTUS OF THE
                INVESTMENT AND INSTITUTIONAL CLASS SHARES OF THE
                            COMPANY DATED MAY 1, 2007

THIS SUPPLEMENT INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS.

Pursuant to the Company's Investment Advisory Agreement with Wilshire Associates Incorporated ("Wilshire"), previously approved by shareholders of the Company, Wilshire and the Board of Directors (the "Board") of the Company may employ and terminate sub-advisers without stockholder approval.

On August 24, 2007, the Board unanimously approved the appointment of Acadian Asset Management, Inc. ("Acadian") and Systematic Financial Management, L.P.
("Systematic") as new sub-advisers to the Large Company Value Portfolio, effective October 1, 2007.

Effective September 18, 2007 Wilshire terminated Los Angeles Capital Management and Equity Research ("LA Capital") and AllianceBernstein, L.P. ("AllianceBernstein") as sub-advisers to the Large Company Value Portfolio. All references to LA Capital and AllianceBernstein with respect to the Large Company Value Portfolio in the Prospectus should be deleted.

On August 24, 2007, the Board unanimously approved the appointment of Ranger Investment Management, L.P. ("Ranger"), as a new sub-adviser to the Small Company Growth Portfolio, effective October 1, 2007.

Effective September 18, 2007 Wilshire terminated Kalmar Investment Advisers ("Kalmar") as sub-adviser to the Small Company Growth Portfolio. All references to Kalmar in the Prospectus should be deleted.

Pzena Investment Management, LLC will continue as a sub-adviser to the Large Company Value Portfolio and LA Capital will continue as a sub-adviser to the Small Company Growth Portfolio.

Effective September 18, 2007 Wilshire terminated Delaware Management Company ("Delaware"), Goldman Sachs Asset Management, L.P. ("Goldman"), Columbus Circle Investors ("Columbus") and Renaissance Investment Management, Inc. ("Renaissance") as sub-advisers to the Large Company Growth Portfolio. All references to Delaware, Goldman, Columbus and Renaissance in the Prospectus should be deleted.


THE FOLLOWING INFORMATION HAS BEEN ADDED TO THE SECTION ENTITLED "MORE INFORMATION ABOUT INVESTMENTS AND RISKS" FOR THE LARGE COMPANY VALUE PORTFOLIO STARTING ON PAGE 16 OF THE PROSPECTUS.

ACADIAN
Acadian's U.S. Value Equity strategy is a value-oriented approach to active stock selection in the U.S. market. Acadian's U.S. Value Equity strategy uses a highly disciplined and structured approach to select the most attractive stocks from over 4,000 large-cap stocks currently contained in Acadian's U.S. universe. The strategy takes active positions versus the benchmark using sophisticated quantitative techniques based on a wide range of investment factors. The process targets undervalued securities with attractive underlying business trends, based on a range of earnings-, quality- and price-related factors that are also incorporated in the process.

SYSTEMATIC
Systematic's large cap value investment strategy originates with a quantitative screen of all companies (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with all stocks generally consistent with the market capitalization range of the Russell 1000(R) Value Index, which as of September 30, 2007 was from $901 million to $521 billion. Companies are ranked by valuation and a positive earnings catalyst. This screening process generates a research focus list of approximately 150 companies meriting rigorous fundamental analysis to confirm each stock's value and catalysts for appreciation.

Systematic will sell a stock when price appreciation causes the company valuation to expand to fair value, if other investment opportunities present more attractive prospects from a valuation and expected return basis, if analysis leads to an anticipated downward estimate revision, or in the less likely event of a reported negative earnings surprise.

THE FOLLOWING INFORMATION HAS BEEN ADDED TO THE SECTION ENTITLED "MORE INFORMATION ABOUT INVESTMENTS AND RISKS" FOR THE SMALL COMPANY GROWTH PORTFOLIO STARTING ON PAGE 16 OF THE PROSPECTUS.

RANGER
Ranger utilizes a disciplined, consistent investment approach to both security selection and risk management. The investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The focus in the research process is on identifying small and mid capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation.

In addition to extensive quantitative analysis, careful consideration is given to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company's competitive advantage. Once these quantitative and qualitative characteristics are thoroughly analyzed, the investment team then determines whether a company is undervalued and whether there is sufficient upside to the stock price to warrant an investment.

Ranger utilizes information provided by two of its proprietary systems, "Long Manager" and the "Suspect List", to monitor its portfolios and better understand risk. "Long Manager" is a real-time analytical tool utilized by the investment team on a daily basis to monitor individual stocks and client portfolios to ensure compliance with client investment objectives. "Long Manager" also provides detailed, up-to-the-minute market information relating to all portfolio holdings and identifies securities that violate internal guidelines or are approaching their price targets. The "Suspect List" monitors twenty fundamental and technical characteristics and is used to identify companies that violate the firm's sell disciplines. This continual review process is designed to identify problem stocks early and enhance performance by removing them before they become significant problems for the Portfolio.


THE FOLLOWING INFORMATION REGARDING ACADIAN, SYSTEMATIC AND RANGER SHOULD BE ADDED TO THE SECTION OF THE PROSPECTUS ENTITLED "INVESTMENT SUB-ADVISERS" STARTING ON PAGE 25.

A discussion regarding the basis for the Board of Directors' approval of each new subadvisory agreement will be available in the Company's annual report to shareholders for the fiscal year ending December 31, 2007. The Statement of Additional Information, as supplemented, provides additional information about each portfolio manager's compensation, other accounts managed and ownership of shares in the Portfolio managed.

ACADIAN
Wilshire has entered into a sub-advisory agreement with Acadian, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board. Acadian is located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian manages risk-controlled, value-focused portfolios on behalf of pension funds, endowments, foundations, governments and other institutions based in the U.S. and abroad. Acadian's investment process employs sophisticated analytical models for active stock selection as well as peer group valuation. As of September 30, 2007, Acadian managed approximately $85 billion in assets.

A team of twelve investment professionals manages the portion of the Large Company Value Portfolio assets allocated to Acadian. Following are the five key investment professionals on the portfolio management team. Ronald D. Frashure, President and Chief Executive Officer, plays a key role in Acadian's investment and quantitative management. Mr. Frashure has been with Acadian for 19 years. John R. Chisholm, Executive Vice President and Co-Chief Investment Officer, is responsible for oversight of portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Brian K. Wolahan, Senior Vice President and Co-Director of Research, is responsible for developing and applying quantitative techniques to the evaluation of markets and securities. Mr. Wolahan joined Acadian in 1990. Raymond F. Mui, Senior Vice President and Portfolio Manager, specializes in the development of investment strategies for the developed and emerging equity markets. Mr. Mui joined Acadian in 1991. Charles H. Wang, Senior Vice President and Co-Director of Research, is responsible for quantitative research, model implementation and emerging market country strategies. Mr. Wang joined Acadian in 2000.

SYSTEMATIC
Wilshire has entered into a sub-advisory agreement with Systematic, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board. Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck, New Jersey 07666 and was founded in 1982 as a registered investment adviser, specializing in the management of value portfolios throughout the market capitalization spectrum. Systematic's assets under management as of September 30, 2007 were $9.9 billion.

The team of portfolio managers responsible for the day-to-day management of the portion of the Large Company Value Portfolio's assets allocated to Systematic is comprised of Chief Investment Officer, Kevin McCreesh, and Ronald Mushock, who are also both partners of the firm. Mr. McCreesh, Chief Investment Officer, has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic's large and small cap portfolios. He joined Systematic in 1996. Mr. Mushock is a partner in the firm and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Mr. Mushock joined Systematic in 1997.

RANGER
Wilshire has entered into a sub-advisory agreement with Ranger, effective September 19, 2007, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board. Ranger is located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201. As of June 30, 2007, Ranger managed approximately $212.9 million in assets. W. Conrad Doenges is primarily responsible for the day-to-day management of the portion of the Small Company Growth Portfolio's assets allocated to Ranger. Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm's small, mid and mid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.






                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                       WITH THE PROSPECTUS OF THE COMPANY
                              FOR FUTURE REFERENCE.

                           WILSHIRE MUTUAL FUNDS, INC.
                                 (THE "COMPANY")

              SUPPLEMENT DATED OCTOBER 30, 2007 TO THE STATEMENT OF
                  ADDITIONAL INFORMATION OF THE INVESTMENT AND
           INSTITUTIONAL CLASS SHARES OF THE COMPANY DATED MAY 1, 2007

        THIS SUPPLEMENT INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND ON PAGE 17 OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") ENTITLED "INVESTMENT SUB-ADVISORY AGREEMENTS AND FEES."

Effective October 1, 2007, Wilshire entered into new sub-advisory agreements (collectively, the "New Sub-Advisory Agreements") with Acadian Asset Management, Inc. ("Acadian") and Systematic Financial Management, L.P. ("Systematic") to manage portions of the Large Company Value Portfolio. Wilshire also entered into a new sub-advisory agreement with Ranger Investment Management, L.P. ("Ranger") to manage a portion of the Small Company Growth Portfolio, effective October 1, 2007. Under the New Sub-Advisory Agreements, the fees payable to each Sub-Adviser with respect to the Large Company Value Portfolio and Small Company Growth Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolios.

Effective September 18, 2007, Wilshire terminated Los Angeles Capital Management and Equity Research ("LA Capital") and AllianceBernstein, L.P. ("AllianceBernstein") as sub-advisers to the Large Company Value Portfolio. All references to LA Capital and AllianceBernstein with respect to the Large Company Value Portfolio in the SAI should be deleted.

Effective September 18, 2007, Wilshire terminated Kalmar Investment Advisers ("Kalmar") as sub-adviser to the Small Company Growth Portfolio. All references to Kalmar in the SAI should be deleted.

Effective September 18, 2007, Wilshire terminated Delaware Management Company ("Delaware"), Goldman Sachs Asset Management, L.P. ("Goldman"), Columbus Circle Investors ("Columbus") and Renaissance Investment Management, Inc. ("Renaissance") as sub-advisers to the Large Company Growth Portfolio. All references to Delaware, Goldman, Columbus and Renaissance in the SAI should be deleted.

The New Sub-Advisory Agreements with Acadian, Systematic and Ranger will continue in force until August 31, 2009, unless sooner terminated as provided in certain provisions contained in the New Sub-Advisory Agreements. Each such New Sub-Advisory Agreement will continue in force from year to year thereafter with respect to the Large Company Value Portfolio and Small Company Growth Portfolio, as applicable, so long as it is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND ON PAGE 18 OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "PORTFOLIO MANAGERS."

ACADIAN
Ronald Frashure, John Chisholm, Brian Wolahan, Raymond Mui and Charles Wang, portfolio managers of Acadian's portion of the Large Company Value Portfolio, are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of September 30, 2007, information on these other accounts is as follows:

                                                                TOTAL ASSETS  NUMBER CHARGED     TOTAL ASSETS CHARGED
                     TYPE OF ACCOUNT                   NUMBER   (MILLIONS)    PERFORMANCE FEES   PERFORMANCE FEES (MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------

Ronald Frashure*     Registered investment companies...14       $7,199        2                  $3,679

                     Other pooled investment vehicles..59       $15,024       8                  $1,538

                     Other advisory accounts...........182      $62,797       33                 $17,923


John Chisholm*       Registered investment companies...14       $7,199        2                  $3,679

                     Other pooled investment vehicles..59       $15,024       8                  $1,538

                     Other advisory accounts...........182      $62,797       33                 $17,923

Brian Wolahan*       Registered investment companies...14       $7,199        2                  $3,679

                     Other pooled investment vehicles..59       $15,024       8                  $1,538

                     Other advisory accounts...........182      $62,797       33                 $17,923


Raymond Mui*         Registered investment companies...14       $7,199        2                  $3,679

                     Other pooled investment vehicles..59       $15,024       8                  $1,538

                     Other advisory accounts...........182      $62,797       33                 $17,923


Charles Wang*        Registered investment companies...14       $7,199        2                  $3,679

                     Other pooled investment vehicles..59       $15,024       8                  $1,538

                     Other advisory accounts...........182      $62,797       33                 $17,923

*THE INVESTMENT PROFESSIONALS LISTED ABOVE FUNCTION AS PART OF A TEAM OF 12 PORTFOLIO MANAGERS AND ARE NOT SEGREGATED ALONG PRODUCT LINES OR BY CLIENT TYPE. THE PORTFOLIO MANAGERS WORKED ON ALL PRODUCTS AND THE DATA SHOWN FOR THESE MANAGERS REFLECTS FIRM-LEVEL NUMBERS OF ACCOUNTS AND ASSETS UNDER MANAGEMENT AS OF SEPTEMBER 30, 2007, SEGREGATED BY INVESTMENT VEHICLE TYPE.

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Large Company Value Portfolio, which may have different investment guidelines and objectives. In addition to the Large Company Value Portfolio, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Portfolio as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Portfolio and the other accounts. The other accounts may have similar investment objectives or strategies as the Large Company Value Portfolio, they may track the same benchmarks or indexes as the Large Company Value Portfolio tracks, and they may sell securities that are eligible to be held, sold or purchased by the Large Company Value Portfolio. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Large Company Value Portfolio, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Large Company Value Portfolio.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and Acadian's Chief Compliance Officer.

All accounts are managed utilizing the same investment process and single central database of stock forecasts. Access to investment opportunity within that process is a function of the portfolio's mandate and client-directed restrictions. If it should occur that the same security is purchased for more than one client on the same day, the broker is instructed to allocate the executions at an average price in proportion to the size of the original orders. Portfolios are constructed on a rotation designed to provide fair and equal access to these forecasts and to market liquidity. Acadian has an internal check to verify that this is done correctly. Portfolio managers are not involved in trading or in the scheduling of portfolio re-optimizations.

The investment professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager's base salary to be competitive in light of the individual's experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Acadian is a wholly owned subsidiary of Old Mutual Asset Managers (US), LLC ("OMAM"), which is an indirectly wholly owned subsidiary of Old Mutual plc, a UK-listed financial services company. Overall firm profitability, including the profitability of Acadian's parent company, OMAM, determines the total amount of the incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian's investment professionals are rewarded based on the extent to which client objectives are met in terms of Acadian's performance and other goals as well as client's service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. Portfolio manager compensation is not based on the performance of any specific portfolio but his contribution to and the performance of the Acadian investment team as a whole.

As of September 30, 2007, the portfolio managers of Acadian owned no securities of the Large Company Value Portfolio.

SYSTEMATIC

The team of portfolio managers responsible for the day-to-day management of the Large Company Value Portfolio is comprised of Chief Investment Officer, Kevin McCreesh, and Portfolio Manager Ronald Mushock. Mr. McCreesh and Mr. Mushock are both partners of the firm and are primarily responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts. As of September 30, 2007, information on these other accounts is as follows:

                                            TOTAL ASSETS  NUMBER CHARGED     TOTAL ASSETS CHARGED
 TYPE OF ACCOUNT                   NUMBER   (MILLIONS)    PERFORMANCE FEES   PERFORMANCE FEES (MILLIONS)
---------------------------------------------------------------------------------------------------------

Registered investment companies     6        $1,181        0                  $0

Other pooled investment vehicles    7        $  726        0                  $0

Other advisory accounts             1,895    $6,241        1                  $365

Systematic is majority owned by Affiliated Managers Group, Inc. ("AMG"), a publicly traded asset management company, which invests in mid-sized asset management firms. Neither AMG nor any of their other affiliates formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. However, Systematic has a variety of internal controls in place that are designed to prevent such conflicts of interest.

Conflicts of interest, including employee personal securities trading, security selection, proxy voting and security allocation, those more material in nature, may arise as a result of providing advisory services to a diverse group of clients invested in various strategies. To avoid such potential conflicts and harm to Systematic's clients, Systematic has adopted policies and procedures, including but not limited to, its voting and trading error policies, which are accompanied by periodic testing and reviews, and are reasonably designed to detect such conflicts and protect the interests of its clients.

Messrs. Mushock and McCreesh are partners of the firm and co-portfolio managers for the strategy. Employee-owners receive income distributions scaled to the company's profit margins. Moreover, Messrs. Mushock and McCreesh are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

As of September 30, 2007, Messrs. McCreesh and Mushock beneficially owned no securities of the Large Company Value Portfolio.

RANGER
W. Conrad Doenges, portfolio manager of Ranger's portion of the Small Company Growth Portfolio, is primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts. As of September 30, 2007, information on these other accounts is as follows:

                                            TOTAL ASSETS  NUMBER CHARGED     TOTAL ASSETS CHARGED
 TYPE OF ACCOUNT                   NUMBER   (MILLIONS)    PERFORMANCE FEES   PERFORMANCE FEES (MILLIONS)
---------------------------------------------------------------------------------------------------------

Registered investment
   companies..................     0          $0           0                  $0

Other pooled investment
   vehicles...................     5          $124.9       2                  $19.8

Other advisory accounts.......     1          $314.0       0                  $0

According to Ranger,  there are no material  conflicts  of interest  between the
portfolio   manager's   management  of  the  Small  Company  Growth  Portfolio's
investments and the investments of the other accounts he manages.

Portfolio managers receive a salary, which is set at a relatively low level as compared to industry-standard, as well as a performance based bonus, which may potentially be multiples of an employee's salary. Portfolio managers with ownership also receive a profits interest which is a function of the firm's profitability after all operating expenses including bonuses.

Bonuses are a function of the firm's revenues, asset growth, how well the overall portfolio has performed a team member's contribution to the client service function, input to the investment process and willingness to work in a team environment.

If a portfolio manager should leave the firm, Ranger will, depending on the circumstances, either repurchase that individual's profit interest in the firm, the value of which is based on a predetermined formula, or divest the employee of such ownership interest.

Ranger also tries to promote employee stability through 401(k) matching and an excellent healthcare package. Stability is also promoted with other non-monetary benefits such as: continuing education programs and team building outings.

As of September 30, 2007, W. Conrad Doenges beneficially owned no securities of the Small Company Growth Portfolio.


THE FOLLOWING INFORMATION IS IN ADDITION TO THE INFORMATION FOUND ON PAGE 34 OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "PROXY VOTING POLICIES AND PROCEDURES."

ACADIAN
Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in its clients' best interests. So that it may fulfill this fiduciary responsibility to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services (ISS) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client's portfolio.

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

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian instructs ISS to cease voting proxies in so-called "share blocking" markets. Share-blocking markets (a list is included below) are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.

Shareholders who do not vote are not subject to the blocking procedure. As of March 2007, the markets identified as share blocking are as follows: Argentina, Austria, Belgium, Czech Republic, Egypt, Greece, Hungary, Italy, Latvia, Luxembourg, Mauritius, Morocco, the Netherlands, Norway, Poland, Portugal, Slovak Republic, Switzerland and Turkey.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if it believes that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and
(iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Acadian has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS's independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients. ISS proxy voting policies include:

Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals:

     o   Election of Directors (uncontested)

     o   Approval of Independent Auditors

     o   Executive Compensation Plans

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

     o Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

     o   Reorganizations/Restructurings

     o   Amendments to the Articles of Association

     o Non-Executive Director Compensation Proposals (cash and share based components)

     o   Increasing Borrowing Powers

     o   Debt Issuance Requests

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references its database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by its research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS's Global Proxy Distribution Service and ADP's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Acadian will communicate votes to all mutual fund clients no less frequently than once a year.

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

SYSTEMATIC
As an investment adviser and fiduciary of client assets, Systematic has implemented proxy voting policies and procedures designed to ensure that Systematic votes proxies in the best interest of clients for whom Systematic has voting authority.

Systematic has retained ISS as an independent proxy voting agent, and Systematic generally adheres to the ISS proxy voting guidelines when voting proxies. The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of this policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic has two sets of proxy voting guidelines, one for Taft Hartley Plan Sponsor clients and another, for all other clients, covering U.S. and global proxies. It is the client's decision as to which set of guidelines will be used to vote its proxies. The general set of proxy voting guidelines has been chosen for the Large Company Value Portfolio.

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

There may be a situation where ISS itself may have a material conflict with an issuer of a proxy. In those situations, ISS will fully or partially abstain from voting and Systematic's proxy voting committee will provide the actual voting recommendation after a review of the vote(s) involved. Systematic's Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast.

Periodically, Systematic will verify with ISS that it continues to vote according to its independent guidelines and continues to monitor for any potential conflicts of interest.

RANGER
It is Ranger's policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security, including the Portfolio.

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company's board. Ranger follows internal proxy voting procedures (found in the Ranger compliance policies and procedures manual) that allow Ranger to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast his votes in accordance with the proxy voting policy and procedures. Any non-routine matters are referred to the portfolio manager.

In connection with any security which is the subject of a proxy vote, Ranger will determine whether any conflict of interest exists between Ranger or its affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, Ranger will first seek to apply the general guidelines found in Ranger's compliance manual without regard to the conflict. If the guidelines do not apply, or the conflict of interest is of a nature sufficient to prevent Ranger from exercising the voting rights in the best interest of its investors, Ranger will notify the beneficial owners of such conflict, describe how Ranger proposes to vote and the reasons therefore, and request the investor to provide written instructions if the investor desires the voting rights to be exercised in a different manner (which may include not voting the proxy). If an investor does not deliver contrary written instructions, Ranger will vote as indicated in its notice to investors.




                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
           WITH THE STATEMENT OF ADDITIONAL INFORMATION OF THE COMPANY
                              FOR FUTURE REFERENCE.

                                       7